Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of New England Bancshares, Inc. (the "Company") on Form 10-Q for the period ending December 31, 2008 as filed with the Securities and Exchange Commission (the "Report"), I, David J. O'Connor, President, Chief Executive Officer and chief financial officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

                                    /s/ David J. O'Connor
                                    --------------------------------
                                    David J. O'Connor
                                    Chief Executive Officer and Director
                                    February 13, 2009